Exhibit 10.16

EXECUTION COPY

PATENT AND TRADEMARK SECURITY AGREEMENT

PATENT AND TRADEMARK SECURITY AGREEMENT, dated as of December 17, 2009, (this “Agreement”), made by JAGGED PEAK, INC., a Nevada corporation, with its principal place of business located at 3000 Bayport Drive, #250, Tampa, Florida 33607 (together with its Subsidiaries, “Grantor”), in favor of MORIAH CAPITAL, L.P., a Delaware limited partnership with offices at 444 Madison Avenue, Suite 501, New York, NY 10022 (“Lender”).

W I T N E S S E T H:

WHEREAS, the Grantor is a borrower under, and has entered into, a loan agreement with Lender, of even date herewith, pursuant to which Lender is making revolving loans to Borrowers named therein (the “Loan Agreement”);

WHEREAS, the Grantor has, or may in the future acquire, certain right, title and interest in and to certain patents, patent applications and trademarks and related property;

WHEREAS, the Grantor has agreed to grant to the Lender a security interest in its right, title and interest in and to all of its owned and after-acquired patents, patent applications, trademarks and related rights to secure the payment and performance of obligations of the Grantor under the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement);

WHEREAS, it is a condition precedent to the Lender’s entry into the Loan Agreement that the Grantor shall have executed and delivered this Agreement to the Lender;

NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein and in the other Loan Documents, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby as follows:

1. Certain Definitions.

(a) All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Agreement.

(b) Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Loan Agreement.

(c) The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Contract” means any contract, agreement, arrangement, license, lease, commitment or other instrument or understanding of any kind, whether written or oral, express or implied.

“Patent and Trademark Collateral” means all of the Grantor’s right, title and interest in and to each of the following, whether now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interest:

(1) all Patents;

(2) all Patent Licenses;

(3) all Trademarks;

(4) all Trademark Licenses;

(5) all Contracts, Documents and General Intangibles developed or acquired by the Grantor relating to any and all of the foregoing;

(6) all insurance policies to the extent they relate to the preceding items (1) through (5); and

(7) to the extent not otherwise included in the preceding items (1) through (6), all Proceeds, products, rents, issues, profits and returns of and arising from any and all of the foregoing.

“Patent(s)” means all patents, patent applications and patent disclosures which are presently, or in the future may be, owned, issued, acquired or used (whether pursuant to a license or otherwise) anywhere in the world by the Grantor, in whole or in part, and all of the Grantor’s right, title and interest in and to all patentable inventions and to file applications for patents under patent laws of the United States or of any other jurisdiction, including any and all extensions, reissues, substitutes, continuations, continuations-in-part, divisionals, patents of addition, re-examinations and renewals thereof, and patents issuing therefrom, and any other proprietary rights related to any of the foregoing (including, without limitation, remedies against infringements thereof and rights of protection of an interest therein under the laws of all jurisdictions) and any and all foreign counterparts of any of the foregoing, including those listed on Exhibit A to this Agreement, as it may be amended, supplemented or otherwise modified from time to time.

“Patent Licenses” means each license agreement identified in Exhibit A to this Agreement as it may be amended, supplemented or otherwise modified from time to time, and each license agreement relating to Patents hereafter granted to, used or acquired by the Grantor, in each case together with the right to use and rely upon the inventions and other intellectual property conveyed thereunder.

“PTO” means the United States Patent and Trademark Office.

“Security Interest” means the security interest and collateral assignment granted in the Patent and Trademark Collateral pursuant to this Agreement.

“Trademark License” means each license agreement identified in Exhibit B hereto as it may be amended, supplemented or otherwise modified from time to time, and each license agreement relating to Trademarks hereafter used, adopted or acquired by the Grantor.

“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers of the Grantor adopted for its use anywhere in the world or hereinafter adopted or acquired, whether currently in use or not, and the goodwill associated therewith, all registrations and recordings thereof, and all applications in connection therewith, including those identified in Exhibit B to this Agreement, and (b) all renewals thereof by the Grantor.

2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due of the Obligations and for the other purposes provided in this Agreement, the Grantor hereby grants, assigns and conveys to the Lender all of the Grantor’s right, title and interest in and to the Patent and Trademark Collateral as collateral security and hereby grants the Lender a continuing first priority security interest therein. Such grant includes, without limitation, a grant of the security interest to secure the payment and performance of the Obligations. Notwithstanding the foregoing assignment, unless and until there shall have occurred and be continuing an Event of Default, the Grantor shall retain and the Lender hereby grants to the Grantor the exclusive, non-transferable, revocable right and license to use the Patent and Trademark Collateral for all legal purposes, including without limitation on and in connection with making, having made, using and selling the services and products sold by the Grantor, for the Grantor’s own benefit and account and for none other (except as provided in the Patent Licenses identified on Exhibit A and the Trademark Licenses identified on Exhibit B). The Grantor agrees not to sell or assign its interest in, or grant any sublicense under, the foregoing license granted to the Grantor without the prior written consent of the Lender, which may be withheld in the Lender’s sole and absolute discretion.

3. Representations and Warranties. The Grantor hereby represents and warrants to Lender that:

(a) Description of Patent and Trademark Collateral. True and complete schedules setting forth all Patents, Patent Licenses, Trademarks and Trademark Licenses owned, held, controlled or used by the Grantor or to which the Grantor is a party on the date of this Agreement, together with a summary description and full information in respect of the filing, registration, issuance and expiration dates thereof, as applicable, are set forth on Exhibit A with respect to Patents and Patent Licenses and on Exhibit B with respect to Trademarks and Trademark Licenses, respectively, to this Agreement.

(b) Title; No Other Liens. The Patent and Trademark Collateral is held by Grantor free and clear of any and all Liens or claims of others. None of the Grantor’s Affiliates has any right, title or interest in or to any of the Patent and Trademark Collateral. No security agreement, financing statement or other public notice with respect to all or any part of the Patent and Trademark Collateral is on file or of record in any public office, except such as may have been filed in favor of the Lender pursuant to the Loan Documents.

(c) Perfected Liens. The Liens granted pursuant to this Agreement will constitute, upon the completion of all the filings or notices listed in Exhibit C to this Agreement, which Exhibit includes all UCC-1 financing statements and foreign counterparts thereof to be filed pursuant to the Loan Documents and all requisite filings to be made with the PTO or foreign counterpart thereof in the forms substantially similar to that of Exhibit D and Exhibit E to this Agreement, as applicable, valid and perfected Liens on all Patent and Trademark Collateral in favor of the Lender, which are prior to all other Liens on such Patent and Trademark Collateral and which are enforceable as such against all Persons.

(d) Consents under Contracts. No consent (other than consents that have been obtained) of any party (other than the Grantor) to any Contract that constitutes part of the Patent and Trademark Collateral is required, or purports to be required, in connection with the execution, delivery and performance of this Agreement or the exercise of the Lender’s rights and remedies provided herein or at law.

(e) Chief Executive Office. The Grantor’s chief executive office and chief place of business is located at 3000 Bayport Drive, 250, Tampa, Florida 33607.

(f) Authority. The Grantor has full power, authority and legal right to grant the Lender the Lien on the Patent and Trademark Collateral pursuant to this Agreement.

(g) Approvals, Filings, Etc. No authorization, approval or consent of, or filing, registration, recording or other action with, any United States or foreign court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market, the shareholders of the Grantor or any other Person, including, without limitation, the PTO or any foreign counterpart thereof, is required to be obtained or made by the Grantor or any Subsidiary (1) for the grant by the Grantor of the Lien on the Patent and Trademark Collateral pursuant to this Agreement, (2) the collateral assignment of the Patent and Trademark Collateral to the Lender pursuant to this Agreement or (3) to perfect the Lien purported to be created by this Agreement, in each case except as has been obtained or made or (4) for the exercise of the Lender’s rights and remedies provided herein or at law.

(h) No Claims. Each of the Patents and Trademarks existing on the date hereof is valid and enforceable, and the Grantor is not presently aware of any past, present or prospective claim by any third party that any of such Patents or Trademarks are invalid or unenforceable, or that the use of any Patents does or may violate the rights of any third person, or of any basis for any such claims.

(i) Statutory Notice. The Grantor has used and will continue to use proper statutory notice in connection with its use of the Patents.

(j) Certain Patent Matters. To its knowledge, the Grantor does not lack any material rights or licenses to use the Patents or to make, have made, use, sell, or offer for sale the claimed subject matter of the Patents. To the knowledge of the Grantor, there are no facts which would form a basis for a finding that any of the claims of the Patents is unpatentable, unenforceable or invalid. To the knowledge of the Grantor, there are no pending U.S. or foreign patent applications which, if issued, would limit or prohibit the ability of the Grantor or the Lender to make, have made, use, sell, or offer for sale the claimed subject matter of the Patents.

(k) Custom License Matters. Each Patent License or Trademark License is the legal, valid and binding obligation of the Grantor and the respective licensor thereunder; the Grantor is not, and, to the best knowledge of the Grantor, each licensor is not, in default of any of its obligations under any Patent License or Trademark License; no event has occurred and no circumstance exists that with the giving of notice or the passage of time, or both, would constitute such a default by the Grantor; and, to the best knowledge of the Grantor, no such event has occurred or circumstance exists that would constitute a default by the licensor under any Patent License or Trademark License.

4. Covenants. The Grantor covenants and agrees with the Lender that from and after the date of this Agreement until the payment and performance in full by the Grantor of all of the Obligations:

(a) Further Documentation. At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Lender may request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, any applicable filing with the PTO or any foreign counterpart, and the filing of any financing or continuation statements under the UCC or similar laws in effect in any such jurisdiction with respect to the Liens created hereby. The Grantor also hereby authorizes the Lender to file any such financing or continuation statement without the signature of the Grantor to the extent permitted by applicable law. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

(b) Maintenance of Records. The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Patent and Trademark Collateral. For the further security of the Lender, the Grantor hereby grants to the Lender a security interest in all of the Grantor’s books and records pertaining to the Patent and Trademark Collateral, in any form whatsoever, and the Grantor shall turn over any such books and records for inspection at the office of the Grantor to the Lender or to its representatives during normal business hours at the request of the Lender.

(c) Limitation on Liens on Patent and Trademark Collateral. The Grantor (x) will not create, incur or permit to exist, will defend the Patent and Trademark Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Patent and Trademark Collateral, other than the Liens created hereby and by the other Loan Documents, and (y) will defend the right, title and interest of the Lender in and to any of the Patent and Trademark Collateral against the claims and demands of all Persons.

(d) Limitations on Dispositions of Patent and Trademark Collateral. The Grantor will not sell, transfer, assign, grant any participation in, sublicense or otherwise dispose of any of the Patent and Trademark Collateral to any Persons, including, without limitation, any Subsidiary or Affiliate, or attempt, offer or contract to do so.

(e) Limitations on Modifications, Waivers, Extensions of Patent Licenses and Trademark Licenses. The Grantor will not (i) amend, modify, terminate or waive any provision of any Patent License with respect to any Patent or Trademark License with respect to any Trademark in any manner which could reasonably be expected to materially adversely affect the value of such Patent License or Trademark License as Patent and Trademark Collateral, or (ii) fail to exercise promptly and diligently each and every material right and perform each material obligation which it may have under each Patent License and Trademark License with respect to any Trademarks. Within three (3) days of receipt thereof, the Grantor will deliver to the Lender a copy of each material demand, notice or document received by it relating in any way to each Patent License and Trademark License.

(f) Further Identification of Patent and Trademark Collateral. The Grantor shall furnish to the Lender from time to time, upon the request of the Lender, statements and schedules further identifying and describing the Patent and Trademark Collateral and such other reports in connection with the Patent and Trademark Collateral as the Lender may reasonably request, all in reasonable detail.

(g) Notices. The Grantor shall advise the Lender promptly, but in no event later than three (3) days after the occurrence thereof, in reasonable detail, at its address specified in accordance with Section 15 hereof, (i) of any Lien on, or claim asserted against, any of the Patent and Trademark Collateral, other than as created hereby or as permitted hereby, (ii) of any Event of Default hereunder or any event which, with the giving of notice or the passage of time, or both, would become an Event of Default hereunder and (iii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the Liens created hereunder or the rights of the Lender hereunder.

(h) Patents.

(1) The Grantor will notify the Lender immediately if it knows, or has reason to know, that any application relating to any Patent may become abandoned or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the PTO or any foreign counterpart thereof, or any court or tribunal in any country) regarding the Grantor’s ownership of or license rights or other rights with respect to any Patent.

(2) The Grantor will, with respect to any Patent that the Grantor obtains after the Closing Date or any Patent License that the Grantor acquires after the Closing Date, promptly, but in no event later than three (3) days thereafter, (i) take all actions necessary so that the Lender shall obtain a perfected security interest in such Patent or Patent License and (ii) provide to the Lender a revised Exhibit A, listing all Patents and all Patent Licenses in which the Grantor has an interest.

(3) Upon request of the Lender, the Grantor shall execute and deliver any and all agreements, instruments, documents, and papers as the Lender may request to evidence the Lender’s security interest in such Patents or Patent Licenses, and the Grantor hereby constitutes the Lender its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Grantor shall have paid and performed in full all of its obligations under this Agreement and the other Loan Documents.

(4) The Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the PTO or any foreign counterpart thereof to maintain and pursue each Patent including, without limitation, payment of maintenance fees.

(5) In the event that any Patent included in the Patent and Trademark Collateral is infringed by a third party, the Grantor shall promptly notify the Lender after the Grantor learns thereof and shall, if appropriate, sue for infringement, seeking injunctive relief where appropriate and to recover any and all damages for such infringement, or take such other actions as the Grantor shall reasonably deem appropriate under the circumstances to protect such Patent.

(6) The Grantor hereby grants to the Lender and Lender’s employees and agents the right, upon prior written notice, to visit the Grantor’s plants and facilities, and the Grantor shall use its best efforts to arrange for the Lender and its employees and agents to have access to such plants and facilities of third parties which manufacture or supply goods or services, for or under contract with the Grantor.

(i) Trademarks.

(1) The Grantor (either itself or through licensees) will, with respect to each Trademark identified in Exhibit B, as Exhibit B may be amended, supplemented or otherwise modified from time to time, (i) continue to use or have used such Trademark to the extent necessary to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark with the appropriate notice of registration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Lender shall obtain a first priority perfected security interest in the Grantor’s interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any such Trademark may become invalidated.

(2) The Grantor will promptly notify the Lender if any application or registration relating to any Trademark may become abandoned, canceled or denied, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the PTO or any foreign counterpart thereof, or any court or tribunal in any country) regarding the Grantor’s ownership interest in such Trademark or its right to register the same or to keep and maintain the same.

(3) The Grantor will, with respect to any Trademark that the Grantor registers after the Closing Date or any Trademark License that the Grantor acquires after the Closing Date, promptly (i) take all actions necessary so that the Lender shall obtain a perfected security interest in such Trademark or Trademark License and (ii) provide to the Lender a revised Exhibit B listing all registered Trademarks and all Trademark Licenses in which the Grantor has an interest.

(4) Upon request of the Lender, the Grantor shall execute and deliver any and all agreements, instruments, documents, and papers as the Lender may request to evidence the Lender’s security interest in any Trademark and the goodwill and general intangibles of the Grantor relating thereto or represented thereby, and the Grantor hereby constitutes the Lender its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Grantor shall have paid and performed in full all of its obligations under the Loan Documents.

(5) The Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the PTO or any foreign counterpart thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain the registration of the Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(6) In the event that any Trademark included in the Patent and Trademark Collateral is infringed, misappropriated or diluted by a third party, the Grantor shall notify the Lender and shall, if appropriate, sue for infringement, misappropriation or dilution, seeking injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other action as the Grantor reasonably deems appropriate under the circumstances to protect such Trademark.

(j) Further Actions. Without limiting the foregoing provisions of this Section 4, the Grantor further agrees for itself and its successors and assigns to execute upon request any other lawful documents and likewise to perform any other lawful acts which may be necessary or desirable to secure fully for the Lender, all right, title and interest in and to the Patent and Trademark Collateral, including, but not limited to, the execution of substitution, reissue, divisional or continuation patent applications, and preliminary or other statement of the giving of testimony in any interference or other proceeding in which the Patent and Trademark Collateral or any application, Patent or Trademark directed thereto or derived therefrom may be involved.

(k) License Agreements. The Grantor shall comply with its obligations under each of its Patent Licenses and Trademark Licenses.

(l) Changes in Locations, Name, Etc. The Grantor will not (i) change the location of its chief executive office/chief place of business from that specified in Section 3(e) or (ii) change its name, identity or corporate structure except as may be permitted under the Loan Agreement and, prior to such action or event, shall have taken appropriate action satisfactory to the Lender to preserve and protect the Lender’s collateral assignment and the Security Interest under this Agreement.

(m) Subsidiaries. This Agreement is entered into on behalf of and for the benefit of the Grantor. The Grantor will not permit any of its Subsidiaries or Affiliates to have any ownership or other rights in or to exercise any control over any of the Patent and Trademark Collateral.

(n) Indemnification. The Grantor shall indemnify, protect, defend and hold harmless the Lender and its officers, trustees, employees, attorneys, managers, members, directors, Affiliates, agents, shareholders and representatives (each, an “Indemnified Person”) from and against any and all claims, demands, losses, judgments, damages, expenses or liabilities (including liabilities for penalties) of whatsoever kind or nature, and to reimburse the Lender for all costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, caused by, relating to, arising out of, resulting from, or in any way connected with this Agreement or the transactions contemplated herein, including, without limitation, any breach hereof or Event of Default, or the exercise by the Lender of any right or remedy granted to it hereunder or under the other Loan Documents or under applicable law. In no event shall any Indemnified Person other than the Lender have any liability or obligation to the Grantor under this Agreement or applicable law (liability under which the Grantor hereby waives) for any matter or thing in connection with this Agreement, and in no event shall the Lender be liable, in the absence of a determination of gross negligence or willful misconduct on its part by final judgment (not subject to further appeal) of a court of competent jurisdiction, for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Grantor under this Section 4(n) are unenforceable for any reason, the Grantor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

5. Lender’s Powers.

(a) Powers. The Grantor hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, from time to time in the Lender’s discretion, during any period in which an Event of Default is continuing, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. The Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable until the Grantor shall have paid and performed in full all of the Obligations.

(b) Filing and Recordation. In addition to the filings the Grantor is required to make as specified in Exhibit C, this Agreement or an instrument referring hereto may be filed and recorded in such public offices and with such governmental authorities, including the PTO or foreign counterpart thereof, as the Lender may determine from time to time. The Lender may so file and record this Agreement as a “security interest”, “collateral assignment”, “assignment” or similar designation as the Lender may determine (so long as such designation is consistent with the terms of this Agreement) and the Lender may from time to time rerecord and refile or take other action to change the designation under which this Agreement is filed or recorded (so long as such designation is consistent with the terms of this Agreement).

(c) Other Powers. The Grantor also authorizes the Lender, at any time and from time to time, to execute, in connection with the sale provided for herein, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Patent and Trademark Collateral.

(d) No Duty on Lender’s Part. The powers conferred on the Lender hereunder are solely to protect the Lender’s interests in the Patent and Trademark Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, partners, managers, employees or agents shall be responsible to the Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

(e) Grantor Remains Liable under Contracts. Anything herein to the contrary notwithstanding, the Grantor shall remain liable under each of the Contracts that constitute part of the Patent and Trademark Collateral to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract. The Lender shall not have any obligation or liability under any Contract that constitutes part of the Patent and Trademark Collateral by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to such Contract pursuant hereto, nor shall the Lender be obligated in any manner to perform any of the obligations of the Grantor under or pursuant to any such Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any such Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

6. Performance by Lender of Grantor’s Obligations. If the Grantor fails to perform or comply with any of its agreements contained herein, the Lender, following notice to the Grantor to the extent required under the Loan Documents, may itself perform or comply, or otherwise cause performance or compliance, with such agreement, and the expenses of the Lender incurred in connection with such performance or compliance shall be payable by the Grantor to the Lender on demand and shall constitute Obligations secured hereby in accordance with the provisions of the Loan Agreement.

7. Remedies. If an Event of Default has occurred and is continuing, the Lender may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC and all other rights and remedies granted to it under the Loan Agreement.

8. Limitation on Duties Regarding Preservation of Patent and Trademark Collateral. The Lender’s sole duty with respect to the custody, safekeeping and physical preservation of the Patent and Trademark Collateral in its possession, under the UCC or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its Affiliates, directors, managers, members, officers, employees, representatives or agents shall be liable for failure to demand, collect or realize upon all or any part of the Patent and Trademark Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Patent and Trademark Collateral upon the request of the Grantor or otherwise.

9. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Patent and Trademark Collateral are irrevocable and powers coupled with an interest until the Grantor has paid and performed in full all of the Obligations.

10. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11. Paragraph Headings, Captions, Etc. The paragraph headings, the captions and the footers, used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

12. No Waiver; Cumulative Remedies. The Lender shall not by any act, delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein and in the other Loan Documents provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law or in equity or by statute.

13. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the party to be charged with enforcement. This Agreement shall be binding upon the successors and assigns of the Grantor and shall inure to the benefit of the Lender and its successors and assigns. The Grantor may not assign its rights or obligations under this Agreement without the prior written consent of the Lender, which may be withheld by the Lender in its sole and absolute discretion.

14. Termination of Security Interest; Release of Patent and Trademark Collateral.

(a) Upon the indefeasible payment and performance in full by the Grantor of the Obligations, all right, title and interest of the Lender in and to the Patent and Trademark Collateral, including the Security Interest, pursuant to this Agreement shall terminate and all rights to the Patent and Trademark Collateral shall revert to the Grantor.

(b) Upon any such termination of the Security Interest, the Lender will, at the expense of the Grantor, execute and deliver to the Grantor such documents and take such other actions as the Grantor shall reasonably request to evidence the reassignment of the Patent and Trademark Collateral to the Grantor and the termination of the Security Interest. The Lender shall deliver to the Grantor all Patent and Trademark Collateral so released then in the Lender’s possession.

15. Notices.

All notices, requests and demands to or upon the respective parties hereto shall be given in writing and either (a) delivered by hand or (b) delivered by national overnight courier service with next business day delivery, and shall be deemed to have been duly given or made on the date of delivery if delivered by hand, and on the next business day if delivered by national overnight courier service. All notices, requests and demands are to be given or made to the respective parties at the following addresses (or to such other addresses as either party may designate by notice in accordance with the provisions of this paragraph):

If to Grantor:	Jagged Peak, Inc.
3000 Bayport Drive, #250
Tampa, Florida 33607
Attention: Andrew J. Norstrud

With a copy to:	Shumaker, Loop & Kendrick, LLP
Bank of America Plaza
101 East Kennedy Boulevard
Suite 2800
Tampa, Florida 33602
Attention: Gregory C. Yadley

If to Lender:	Moriah Capital, L.P.
444 Madison Avenue, Suite 501,
New York, New York 10022
Attention: Alexandre T. Speaker and Greg T. Zilberstein

With a copy to:	Cohen Tauber Spievack & Wagner P.C.
420 Lexington Avenue, Suite 2400
New York, New York 10170
Attention: Adam Stein

16. Fees and Expenses. The Grantor agrees to pay the fees of the Lender in performing its services under this Agreement and all reasonable expenses (including but not limited to attorneys’ fees and costs for legal services, costs of insurance and payments of taxes or other charges) of, or incidental to, the custody, care, sale or realization on any of the Patent and Trademark Collateral or in any way relating to the performance of the obligations or the enforcement or protection of the rights of the Lender hereunder.

17. Survival. All representations, warranties, covenants and agreements of the Grantor and of the Lender contained herein will survive the execution and delivery hereof and the release of any Patent and Trademark Collateral pursuant hereto and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Lender or the Grantor or any person who controls the Lender or the Grantor.

18. Grantor’s Obligations Absolute, Etc. The obligations of the Grantor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any of the other Loan Documents or any other agreement or instrument referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such Loan Document or other agreement or instrument; (c) any furnishing of any additional security to the Lender or its assignees or any acceptance thereof or any release of any security by the Lender or its assignees; (d) any limitation on any party’s liability or obligations under any such Loan Document or other agreement or instrument or any invalidity or unenforceability, in whole or in part, of any such Loan Document or other agreement or instrument or any term thereof; or (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Grantor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Grantor shall have notice or knowledge of any of the foregoing.

19. Integration. This Agreement, together with the other agreements referenced herein, represents the entire agreement of the Grantor and the Lender with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Lender relative to the subject matter hereof not expressly set forth or referred to herein.

20. Counterparts; Execution. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement, once executed by a party, may be delivered to the other party hereto by electronic transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

21. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE LAWS OF WHICH THE GRANTOR HEREBY EXPRESSLY ELECTS TO APPLY TO THIS AGREEMENT, WITHOUT GIVING EFFECT TO PROVISIONS FOR CHOICE OF LAW THEREUNDER. THE GRANTOR AGREES THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS AGREEMENT SHALL BE COMMENCED IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT.

22. WAIVER OF JURY TRIAL. GRANTOR HEREBY WAIVES ANY AND ALL RIGHTS THAT IT MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE OR OTHER JURISDICTION TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING BETWEEN GRANTOR AND LENDER OR THEIR SUCCESSORS AND ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS AND/OR THE COLLATERAL. IT IS INTENDED THAT SAID WAIVER SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDINGS BETWEEN GRANTOR AND LENDER. GRANTOR WAIVES ALL RIGHTS TO INTERPOSE ANY CLAIMS, DEDUCTIONS, SETOFFS OR COUNTERCLAIMS OF ANY KIND, NATURE OR DESCRIPTION IN ANY ACTION OR PROCEEDING INSTITUTED BY LENDER WITH RESPECT TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS, THE COLLATERAL OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, EXCEPT COMPULSORY COUNTERCLAIMS.

23. CONSENT TO JURISDICTION. GRANTOR HEREBY (a) IRREVOCABLY SUBMITS AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK, NEW YORK COUNTY, WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS AND/OR THE COLLATERAL OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, AND (b) WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT THERETO. IN ANY SUCH ACTION OR PROCEEDING, GRANTOR WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS AND PAPERS THEREIN AND AGREES THAT THE SERVICE THEREOF MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO GRANTOR AT ITS OFFICES SET FORTH HEREIN OR OTHER ADDRESS THEREOF OF WHICH LENDER HAS RECEIVED NOTICE AS PROVIDED IN THIS AGREEMENT.

NOTWITHSTANDING THE FOREGOING, GRANTOR CONSENTS TO THE COMMENCEMENT BY LENDER OF ANY ACTION OR PROCEEDING IN ANY OTHER JURISDICTION TO ENFORCE ITS RIGHTS IN AND TO THE COLLATERAL AND GRANTOR WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH ACTION OR PROCEEDING.

24. Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Grantor and the Lender have caused this Patent and Trademark Security Agreement to be duly executed and delivered by their respective officers or other representatives thereunto duly authorized as of the date first above written.

JAGGED PEAK, INC.

By:
Name:
Title:

MORIAH CAPITAL L.P.

By: Moriah Capital Management, L.P.,
General Partner

By: Moriah Capital Management, GP, LLC,
General Partner

By:
Name:
Title:

[SIGNATURE PAGE – PATENT AND TRADEMARK SECURITY AGREEMENT]

STATE OF	)ss.
COUNTY OF	)

On             , 2009, before me,                     , a Notary Public, personally appeared                     , who proved to me on the basis of satisfactory evidence to be the person (s) whose name (s) is / are subscribed to the within instrument and acknowledged to me that he / she / they executed the same in his / her / their authorized capacity (ies) on behalf of Jagged Peak, Inc., as Grantor, and that by his / her / their signature (s) on the instrument, Jagged Peak, Inc. executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of                      that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

, Notary Public
My Commission Expires

[NOTARIZATION PAGE - PATENT AND TRADEMARK SECURITY AGREEMENT]

EXHIBIT A

Patents, Patent Licenses and Patent Applications

None.

ISSUED PATENTS

None.

PATENT LICENSES

None.

PATENT APPLICATIONS

None.

EXHIBIT B

Trademarks and Trademark Licenses

TRADEMARKS

Serial App. No.	Item	Status	Filing Date	Date Published, Allowed, or Registered

77670126	Jagged Peak	Live	February 13, 2009	December 8, 2009

77670281	Edge	Live	February 13, 2009	Not yet published, allowed or registered

TRADEMARK LICENSES

Trademark License	Parties	Date

None.

EXHIBIT C

Filings Required for Collateral Assignment

and to Perfect Security Interest

1. Filing of Trademark Collateral Assignment and Security Agreement with the United States Patent and Trademark Office.

2. Filing of Patent Collateral Assignment and Security Agreement with the United States Patent and Trademark Office, as applicable.

3. Filing of notice of security interest with Canada and the States of Nevada and Florida, as applicable.

4. Any filings for the perfection of security interests in intellectual property in Canada, as applicable.

EXECUTION COPY

EXHIBIT D

FORM OF PATENT COLLATERAL ASSIGNMENT

AND SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of             , 2009, (this “Agreement”), made by JAGGED PEAK, INC., a Nevada corporation (together with its Subsidiaries, “Grantor”), in favor of MORIAH CAPITAL, L.P., a Delaware limited partnership (“Lender”).

Capitalized terms not otherwise defined herein have the meaning set forth in the Patent and Trademark Security Agreement, of even date herewith, between Grantor and Lender (the “Patent and Trademark Security Agreement”).

W I T N E S S E T H:

WHEREAS, the Grantor has acquired certain right, title and interest in certain United States patents and patent applications identified in Exhibit 1 hereto (the “Patents”);

WHEREAS, the Grantor and the Lender are parties to that certain Loan and Security Agreement, dated as of December _, 2009 (as from time to time amended or supplemented, the “Loan Agreement”);

WHEREAS, it is a condition precedent to the Lender’s entry into the Loan Agreement that the Grantor shall have executed and delivered the Patent and Trademark Security Agreement to the Lender;

WHEREAS, the Grantor wishes to grant to the Lender a security interest in certain of its property and assets to secure the performance of its obligations under the Loan Agreement and the other Loan Documents; and

WHEREAS, the Grantor and Lender by this instrument seek to confirm and make a record of the collateral assignment of and grant of a security interest in the Patents;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Grantor does hereby acknowledge and confirm that it has made a collateral assignment to the Lender of, and has granted to the Lender a security interest in, all of the Grantor’s right, title and interest in, to, and under the Patents. The Grantor also acknowledges and confirms that the rights and remedies of the Lender with respect to the collateral assignment of and security interests in the Patents acknowledged and confirmed hereby are more fully set forth in the Patent and Trademark Security Agreement and the Loan Documents, the terms and provisions of which are incorporated herein by reference.

[SIGNATURE PAGE FOLLOWS]

JAGGED PEAK, INC.

By:
Name:
Title:

MORIAH CAPITAL, L.P.

By:
Name:
Title:

[SIGNATURE PAGE - PATENT COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT]

STATE OF	)ss.
COUNTY OF	)

On             , 2009, before me,                     , a Notary Public, personally appeared                     , who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity on behalf of Jagged Peak, Inc., as Grantor, and that by his signature on the instrument, Jagged Peak, Inc. executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of                      that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

, Notary Public
My Commission Expires

EXHIBIT 1

Patents and Patent Applications

EXHIBIT E

FORM OF TRADEMARK COLLATERAL ASSIGNMENT

AND SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of December 17, 2009, made by JAGGED PEAK, INC., a Nevada corporation (together with its Subsidiaries, “Grantor”), in favor of MORIAH CAPITAL, L.P., a Delaware limited partnership (“Lender”).

Capitalized terms not otherwise defined herein have the meaning set forth in the Patent and Trademark Security Agreement, of even date herewith, between Grantor and Lender (the “Patent and Trademark Security Agreement”).

W I T N E S S E T H:

WHEREAS, the Grantor has acquired an interest in certain trademarks identified in Exhibit 1 hereto (the “Trademarks”);

WHEREAS, the Grantor and the Lender are parties to that certain Loan and Security Agreement, dated as of December 17, 2009 (as from time to time amended or supplemented, the “Loan Agreement”);

WHEREAS, it is a condition precedent to the Lender’s entry into the Loan Agreement that the Grantor shall have executed and delivered the Patent and Trademark Security Agreement to the Lender;

WHEREAS, the Grantor wishes to grant to Lender a security interest in certain of its property and assets to secure the performance of its obligations under the Loan Agreement and the other Loan Documents;

WHEREAS, the Grantor and the Lender by this instrument seek to confirm and make a record of the collateral assignment of and grant of a security interest in the Trademarks.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Grantor does hereby acknowledge and confirm that it has made a collateral assignment to the Lender of, and has granted to the Lender a security interest in, all of the Grantor’s right, title and interest in, to, and under the Trademarks. The Grantor also acknowledges and confirms that the rights and remedies of Lender with respect to the collateral assignment of and security interests in the Trademarks acknowledged and confirmed hereby are more fully set forth in the Patent and Trademark Security Agreement and the Loan Documents, the terms and provisions of which are incorporated herein by reference.

[SIGNATURE PAGE FOLLOWS]

JAGGED PEAK, INC.

By:
Name:
Title:

MORIAH CAPITAL, L.P.

By: Moriah Capital Management, L.P.,
General Partner

By: Moriah Capital Management, GP, LLC,
General Partner

By:
Name:
Title:

[SIGNATURE PAGE - TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT]

STATE OF	)ss.
COUNTY OF	)

On             , 2009, before me,                     , a Notary Public, personally appeared                     , who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity on behalf of Jagged Peak, Inc., as Grantor, and that by his signature on the instrument, Jagged Peak, Inc. executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of                      that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

, Notary Public
My Commission Expires

EXHIBIT 1

Trademarks

Serial App. No.	Item	Status	Filing Date	Date Published, Allowed, or Registered

77670126	Jagged Peak	Live	February 13, 2009	December 8, 2009

77670281	Edge	Live	February 13, 2009	Not yet published, allowed or registered